Restructuring Charges	12 Months Ended
Mar. 30, 2019
Restructuring and Related Activities [Abstract]
Restructuring Charges
11.	Restructuring Charges:
During fiscal 2019 the Company incurred $1.2 million of restructuring charges associated with the Company’s right-sizing initiative put in place subsequent to the Aurum Transaction. The $1.2 million of charges incurred during the period are primarily associated with severance costs as the Company eliminated certain head office positions to further increase efficiency and to align corporate functions with strategic direction following the Aurum Transaction. During fiscal 2018 and 2017 the Company recorded approximately $0.9 million and $0.9 million of restructuring charges, respectively. These charges were primarily associated with severance related to the elimination of certain corporate administrative positions.